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                                  Exhibit 23


                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-17507) of Versar, Inc. of our report dated September 15, 1995 appearing on Page F-1 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page F-21 of this Form 10-K.




 /S/  PRICE WATERHOUSE LLP
---------------------------
Price Waterhouse LLP



Washington, D.C.
September 27, 1995





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